UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

New Peoples Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-33411

VA	31-1804543
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

67 Commerce Drive

Honaker, VA 24260

(Address of principal executive offices, including zip code)

(276) 873-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On February 2, 2016, New Peoples Bankshares, Inc. (the “Company”) and its wholly-owned subsidiary New Peoples Bank, Inc. (the “Bank”) announced that they have successfully complied with all of the requirements of the formal written agreement (the “Written Agreement”) with the Federal Reserve Bank of Richmond (the “Reserve Bank”) and the Virginia State Corporation Commission’s Bureau of Financial Institutions (the “Bureau”) entered into on July 29, 2010. Accordingly, effective January 20, 2016, the agreement has been terminated.

Under the terms of the Written Agreement, the Bank developed and submitted for approval within specified time periods written plans related to board oversight; the Bank’s management and governance, including management of the Bank’s operations, credit risk management, lending and credit risk administration, management of commercial real estate concentrations; the review and grading of the Bank’s loan portfolio; the improvement of Bank problem assets in excess of $1 million; the maintenance of an adequate allowance for loan and lease losses; the enhance management of the Bank’s liquidity position and funds management practices; the revision of the Bank’s contingency funding and strategic plans; and the enhancement of the Bank’s anti-money laundering activities. The Written Agreement also imposed limitations on actions taken on criticized credits and credits classified as “loss”. The Written Agreement required the submission of capital plans and the maintenance of adequate capital and restricted the payment of dividends and other distributions, the redemption of stock and the incurrence of debt.

The text of the Written Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 4, 2010 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the Written Agreement.

Item 8.01 Other Events

On February 2, 2016, the Company issued a press release related to the termination of the Written Agreement as described in Item 1.02 of this Current Report on Form 8-K. A copy of the Company’s press release related to the termination of the Written Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1	Press release dated February 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.
(Registrant)

Date: February 2, 2016	By:	/s/ JOSEPH D. PENNINGTON
Joseph D. Pennington
Senior Vice President and Chief Financial Officer and Secretary